                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported)-April 5, 1999


                        FLORIDA PANTHERS HOLDINGS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            DELAWARE                         1-13173             65-0676005
---------------------------------          -----------      --------------------
(State or Other Jurisdiction of            (Commission         (IRS Employer
          Incorporation)                   File Number       Identification No.)


450 EAST LAS OLAS BOULEVARD, FORT LAUDERDALE, FLORIDA                33301
--------------------------------------------------------------------------------
        (Address of Principal Executive Offices)                   (Zip Code)


                                 (954) 712-1300
--------------------------------------------------------------------------------
          (Registrants Telephone Number, if Changed Since Last Report)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

         On April 5, 1999, the Registrant issued the press release attached hereto as Exhibit 99.1 in connection with the commencement of its proposed offering of $300 million aggregate principal amount of senior subordinated notes due 2009 pursuant to Rule 144A under the Securities Act of 1933. In addition, the following table summarizes selected unaudited statement of operations and other operating data of the Registrant for the two-month periods indicated, which statement of operations and other operating data are reflected in the preliminary offering memorandum to be used in connection with the offering of the notes.


                                                      Two Months Ended
                                                        February 28,
                                                       (in thousands)
                                                     1999          1998
                                                   --------      --------

REVENUE:

  Leisure and recreation........................   $ 73,282      $ 53,448
  Entertainment and sports......................     17,654         8,069
                                                   --------      --------
    Total revenue...............................     90,936        61,517

OPERATING EXPENSES:

  Cost of leisure and recreation services.......     25,886        19,377
  Cost of entertainment and sports services.....     14,287        12,065
  Selling, general and administrative expenses..     19,003        14,173
  Amortization and depreciation expense.........      5,295         4,559
                                                   --------      --------
    Total operating expenses....................     64,471        50,174

Operating income................................     26,465        11,343

Interest and other income.......................        178           292

Interest and other expense......................    (11,676)       (2,342)

Minority interest...............................         23          (751)
                                                   --------      --------
Net income(1)...................................   $ 14,990      $  8,542
                                                   ========      ========

EBITDA:

  Leisure and recreation........................   $ 32,153      $ 22,692
  Entertainment and sports......................      1,572        (5,518)
  Corporate.....................................     (1,787)         (980)
                                                   --------      --------
    Total EBITDA(2).............................   $ 31,938      $ 16,194
                                                   ========      ========

(1) A provision for income taxes has been excluded from the two-month presentation because the company has adequate net operating loss carryforwards to offset income.
(2) EBITDA represents earnings before interest, taxes, depreciation, amortization and minority interest. Our management and certain investors use EBITDA as an indicator of our historical ability to service debt, to sustain potential future increases in debt and to satisfy capital requirements. However, EBITDA is not intended to represent cash flows for the period. In addition, EBITDA has not been presented as an alternative to either (a) operating income (as determined by generally accepted accounting principles, or GAAP) as an indicator of operating performance or
     (b) cash flows from operating, investing and financing activities (as determined by GAAP) and is thus susceptible to varying calculations. EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


        (c)    Exhibits



               Exhibit No.                Description
               -----------                -----------
               99.1                       Press release dated April 5, 1999

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FLORIDA PANTHERS HOLDINGS, INC.




Date:   April 6, 1999              By:  WILLIAM M. PIERCE
                                        ------------------------------------
                                        William M. Pierce
                                        Senior Vice President, Treasurer and
                                          Chief Financial Officer